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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☑ Definitive Proxy Statement
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Royal Gold, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ROYAL GOLD, INC.

1660 Wynkoop Street, Suite 1000
Denver, Colorado 80202
303/573-1660
303/595-9385 (Fax)
info@royalgold.com (E-mail)
www.royalgold.com (Web site)

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 9, 2005

* * * *

To the Stockholders of ROYAL GOLD, INC.:

             NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Royal Gold, Inc. will be held at 9:30 a.m., on Wednesday, November 9, 2005, at the Oxford Hotel, Sage Room, 1600 Seventeenth Street, Denver, Colorado, USA, to:

1.	Elect three Class III Directors to serve until the 2008 Annual Meeting of Stockholders or until each such director’s successor is elected and qualified;

2.	Ratify the appointment of PricewaterhouseCoopers LLP as registered independent public accountants of the Company for the fiscal year ending June 30, 2006; and

3.	Transact any other business that may properly come before the meeting and any postponements or adjournments thereof.

             All Stockholders are cordially invited to attend the meeting; however, only stockholders of record as of the close of business on September 16, 2005 are entitled to vote at the meeting and any postponements or adjournments thereof. It is important that your shares are represented and voted at the annual meeting. For that reason, whether or not you expect to attend in person, please mark, sign and date the enclosed proxy and return it promptly in the enclosed envelope. You can also vote over the telephone or the Internet as described on the enclosed voting instruction form. If you do attend the Annual Meeting, you may withdraw your proxy should you wish to vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Karen P. Gross
Vice President & Corporate Secretary

October 14, 2005

ROYAL GOLD, INC.

1660 Wynkoop Street, Suite 1000
Denver, Colorado 80202
303/573-1660
303/595-9385 (Fax)
royalgold@royalgold.com (E-mail)
www.royalgold.com (Web site)

PROXY STATEMENT

2005 ANNUAL MEETING OF STOCKHOLDERS

General Information

             This Proxy Statement is furnished to holders of Royal Gold, Inc. (the “Company”) common stock, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company, to be voted at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Wednesday, November 9, 2005, at 9:30 a.m. This Proxy Statement and the proxy card were first mailed to Stockholders on or about October 14, 2005.

Stockholders Entitled to Vote

             All Stockholders of Record of the Common Stock ($0.01 par value) of the Company (“Common Stock”) at the close of business on September 16, 2005 (the “Record Date”), are entitled to vote at the Annual Meeting and at any and all postponements and adjournments thereof. As of the Record Date, there were 21,030,352 shares of Common Stock outstanding and entitled to vote.

Voting Your Shares

             Each share of Common Stock that you own entitles you to one vote. Your proxy card shows the number of shares of Common Stock that you own.

             You may vote your shares by signing and returning the enclosed proxy. If you vote by proxy, the “proxy holders” (each or any of the individuals named on the proxy) will vote your shares as you instruct on the proxy. If you sign and return the proxy, but do not give instructions on how to vote your shares, your shares will be voted (1) FOR the election of directors as described herein under “Proposal 1 — Election of Directors,” and (2) FOR ratification of the appointment of the Company’s registered independent public accountants described herein under “Proposal 2 — Ratification of Appointment of Registered Independent Public Accountants.”

             You may vote by telephone or by the Internet by following the telephone or Internet voting instructions that are included with your proxy card. If you vote by telephone or the Internet, you do not need to return your proxy card.

             You may attend the Annual Meeting and vote in person. You will be given a ballot when you arrive. However, if your stock is held in the name of your broker, bank or another nominee, you must get a signed proxy from the broker, bank or other nominee giving you the right to vote your shares. This will be the only way we can be sure that the broker, bank or other nominee has not already voted your shares on your behalf.

Revocation of Proxy or Voting Instruction Form

             You may revoke your proxy at any time before the proxy is voted at the Annual Meeting. This can be done by either submitting another properly completed proxy card with a later date, sending a written notice of revocation to the Secretary of the Company with a later date or by attending the Annual Meeting and voting in person. You should be aware that simply attending the Annual Meeting will not automatically revoke your previously submitted proxy; rather you must notify a Company representative at the Annual Meeting of your desire to revoke your proxy and vote in person. Written notice revoking a proxy should be sent to the Corporate Secretary, Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202.

Votes Required to Approve the Proposals

             The holders of a majority of the issued and outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. Abstentions and broker non-votes will be counted as being present in person for purposes of determining whether there is a quorum. The affirmative vote of sixty percent (60%) of the shares that are represented and entitled to vote at a meeting at which a quorum is present shall be the act of the Stockholders.

             All voting rights are vested exclusively in the holders of the Common Stock. As of the Record Date, there were 21,030,352 shares of Common Stock outstanding. Each share of Common Stock entitles the Stockholder to one vote on all matters that may come before the Annual Meeting.

             Votes at the Annual Meeting will be tabulated and certified by Computershare Trust, the Company’s Transfer Agent. Computershare Trust will treat shares of Common Stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

             In the election of directors, each Stockholder eligible to vote may vote the number of shares of Common Stock held for each director to be elected, but cumulative voting is not permitted. Under Delaware law, holders of Common Stock are not entitled to appraisal or dissenters’ rights with respect to the matters to be considered at the Annual Meeting.

Tabulation of Votes

             Abstentions will be counted as shares present and entitled to be voted. Thus, abstentions will count the same as a vote AGAINST Proposals 1 or 2. Brokers have discretion to vote shares they hold in “street name” on certain routine matters. The election of directors and the ratification of the appointment of registered independent public accountants are considered routine matters. Thus, brokers that do not vote your shares with respect to Proposals 1 and 2 will be treated as abstentions and will count the same as a vote AGAINST Proposals 1 and 2.

Solicitation Costs

             The enclosed proxy card and voting instruction form is being solicited on behalf of the Board of Directors of the Company. In addition to solicitation of proxies by mail, the Company’s directors, officers or employees, without additional compensation, may make solicitations by telephone, facsimile, or personal interview. The Company has not retained any company to aid in the solicitation of brokers, banks, intermediaries and other institutional holders in the United States and Canada. All costs of the solicitation of proxies will be borne by the Company. The Company will also reimburse the banks and brokers for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

             The following table shows the beneficial ownership, as of August 31, 2005, of the Common Stock by each director, by the Chief Executive Officer and by each of the other executive officers whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. These executives are referred to in this Proxy Statement as the “named executive officers.” Also included in the following table is any person known to the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of Common Stock, and by all of the Company’s directors and executive officers as a group.

	Number of Shares of
Name and Address	Common Stock Beneficially Owned			Percent
of Beneficial		Subject to		of
Owner	Shares(1)	Options(2)	Total	Class

Stanley Dempsey(3)	681,202	112,500	793,702	3.8%
Chairman and Chief Executive Officer 1660 Wynkoop Street Suite 1000 Denver, Colorado 80202

Edwin W. Peiker, Jr.(4)	178,830	42,500	221,330	1.1%
Director 555 Ord Drive Boulder, CO 80303

John W. Goth	27,250	42,500	69,750	*
Director 14142 Denver West Parkway Suite 250 Golden, CO 80401

James W. Stuckert	1,755,745	42,500	1,798,245	8.6%
Director P.O. Box 32760 Louisville, Kentucky 40232

Merritt E. Marcus	367,512	42,500	410,012	1.9%
Director 1412 Mockingbird Valley Green Louisville, KY 40207

S. Oden Howell, Jr.	522,930	42,500	565,430	2.7%
Director P.O. Box 36097 Louisville, KY 40233

Donald Worth	10,250	12,500	22,750	*
Director 2679 Bayview Avenue Willowdale, Ontario M2L 1C1 Canada

Tony Jensen	15,000	68,333	83,333	*
President and Director 1660 Wynkoop Street Suite 1000 Denver, CO 80202

	Number of Shares of
Name and Address	Common Stock Beneficially Owned			Percent
of Beneficial		Subject to		of
Owner	Shares(1)	Options(2)	Total	Class

Karen P. Gross	65,568	153,744	219,312	1.0%
Vice President & Corporate Secretary 1660 Wynkoop Street Suite 1000 Denver, CO 80202

Donald Baker	17,340	40,466	57,806	*
Vice President, Corporate Development 1660 Wynkoop Street Suite 1000 Denver, CO 80202

Stefan Wenger	6,250	11,646	17,896	*
Treasurer and Chief Accounting Officer 1660 Wynkoop Street Suite 1000 Denver, CO 80202

Randy Parcel	6,250	14,166	20,416	*
Vice President and General Counsel 1660 Wynkoop Street Suite 1000 Denver, CO 80202

All Directors and Officers	3,654,127	625,855	4,279,982	20.4%
as a Group (12 persons)

*	Less than 1% ownership of the Company’s Common Stock.

(1)	Includes restricted stock awards under the Company’s Omnibus Long-Term Incentive Plan awarded to Messrs. Peiker, Goth, Stuckert, Marcus, Howell, Worth, Jensen, Baker, Wenger and Parcel in the following amounts: 1,250 shares, 1,250 shares, 1,250 shares, 1,250 shares, 1,250 shares, 1,250 shares, 12,500 shares, 6,250 shares, 6,250 shares, and 6,250 shares, respectively.

(2)	See “Compensation of Directors and Executive Officers — Aggregated Option Exercises and Fiscal Year-End Option Values.” The options reflected here are exercisable within 60 days of the date of this Proxy Statement.

(3)	The amount shown in the table includes 153,548 shares beneficially owned by certain members of Mr. Dempsey’s immediate family. Mr. Dempsey disclaims beneficial ownership of these 153,548 shares of Common Stock.

(4)	The amount shown in the table includes 14,200 shares beneficially owned by certain members of Mr. Peiker’s immediate family. Mr. Peiker disclaims beneficial ownership of these 14,200 shares of Common Stock.

PROPOSAL 1.

ELECTION OF CLASS III DIRECTORS

             The Company’s Board of Directors consists of three classes of directors, with each class of directors serving for a three-year term ending in a successive year. The Company’s current Class I Directors are Messrs. Dempsey, Jensen and Goth; the Class II Directors are Messrs. Stuckert and Marcus; and the Class III Directors are Messrs. Howell, Peiker and Worth.

             If the enclosed proxy is properly signed and received in time for the Annual Meeting, and if the proxy does not indicate otherwise, the represented shares will be voted FOR S. Oden Howell, Jr., Edwin W. Peiker, Jr., and Donald Worth as Class III Directors of the Company. If any of the nominees for election as a Class III Director should refuse or be unable to serve (an event that is not anticipated), the proxy will be voted for a substitute nominee who is designated by the Board of Directors. Each Class III Director elected shall serve until the 2008 Annual Meeting, or until his successor is elected and qualified.

             Information concerning the nominees for election as directors is set forth below under “Directors and Officers.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

THE STOCKHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

DIRECTORS AND OFFICERS

             The following is information regarding the directors and officers of the Company related to their names, position with the Company, periods of service and experience. The persons who are nominated for election as directors at the Annual Meeting are indicated with an asterisk.

			Continuously	Class of
		Principal Occupation During Last	a Director	Director/
Name	Age	5 Years and Position with Company	Since	Term Expires

Stanley Dempsey	66	Director. Chairman of the Board of Directors. Chief Executive Officer of the Company since August 1988. President of the Company from May 2002 until August 2003. President and Chief Operating Officer of the Company from July 1987 to April 1988. From 1984 through June 1986, Mr. Dempsey was a partner in the law firm of Arnold & Porter. During the same period, he was a principal in Denver Mining Finance Company, a firm that provides financial, management, and advisory services to the mining industry. From 1960 through 1987, Mr. Dempsey was employed by AMAX, Inc., a major international mining firm, serving in various managerial and executive capacities. Mr. Dempsey is also a member of the board of directors of various mining-related associations.	August 1983	I/2006

			Continuously	Class of
		Principal Occupation During Last	a Director	Director/
Name	Age	5 Years and Position with Company	Since	Term Expires

Tony Jensen	43	Director. President and Chief Operating Officer of the Company since August 2003. Mr. Jensen has over twenty years of mining industry experience, eighteen with Placer Dome Inc. Before joining the Company, he was the Mine General Manager of the Cortez Joint Venture from August 1999 to June 2003, a mining joint venture by Placer Cortez, Inc., a subsidiary of Placer Dome Inc. and Kennecott Explorations (Australia) Ltd., a subsidiary of Rio Tinto. His extensive background in operations was developed both in the United States and Chile where he occupied several senior management positions. Mr. Jensen is a Director of the Industrial Advisory Board of the South Dakota School of Mines and Technology, and is a member of the board of directors of various mining-related associations.	August 2004	I/2006
John W. Goth	78	Director. Non-executive Director of the Denver Gold Group, a mining-related association, since August 2005. Director of the Denver Gold Group since 1990. Mr. Goth has been a consultant to the mining industry since 1985. Mr. Goth held several senior positions at AMAX, Inc., a major international mining firm, from April 1, 1954 to November 1, 1985. He is currently a director of U.S. Gold Corporation and Behre Dolbear. He is past chairman of the Mineral Information Institute and the Mining and Metallurgical Society of America. He is a former director of Magma Copper Corporation, U.S. Zeolites, and Dome Mines Corporation.	August 1988	I/2006
*S. Oden Howell, Jr.	65	Director. President of Howell & Howell Contractors, Inc., a renovation contractor, and industrial and commercial painting contractor, since 1988. Owner of Kessinger Service Industries, LLC, an industrial coatings contractor firm. From 1972 until 1988, Mr. Howell was Secretary/ Treasurer of Howell & Howell, Inc., an industrial and commercial painting contractor firm.	December 1993	III/2005

			Continuously	Class of
		Principal Occupation During Last	a Director	Director/
Name	Age	5 Years and Position with Company	Since	Term Expires

Merritt E. Marcus	71	Director. Former President and Chief Executive Officer of Marcus Paint Company, a manufacturer of industrial liquid coatings, and Performance Powders, LLC, a manufacturer of industrial powder coatings, from 1983 until 2004. Mr. Marcus has served several terms as a director of the National Paint and Coatings Association.	December 1992	II/2007
*Edwin W. Peiker, Jr.	74	Director. President and Chief Operating Officer of the Company from April 1988 until February 1992. Vice president of engineering of the Company from May 1987 to April 1988. Principal in Denver Mining Finance Company, from 1984 until 1986, a firm that provides financial, management, and advisory services to the mining industry. From 1983 to 1986, Mr. Peiker was engaged in mineral consulting activities. During the period from 1966 to 1983, Mr. Peiker served in a variety of positions with the Climax Molybdenum division of AMAX, Inc., a major international mining firm involved in exploration activities worldwide.	May 1987	III/2005
James W. Stuckert	67	Director. Former Chairman and Chief Executive Officer of Hilliard, Lyons, Inc., Louisville, Kentucky, a full service financial asset management firm. He joined Hilliard, Lyons in 1962 and served in several capacities prior to being named Chairman in December 1995. He served in this role until December 2003, and is now Senior Executive.	September 1989	II/2007
*Donald Worth	72	Director. Mr. Worth has been involved in the mining industry since 1949. He formerly was a mining specialist and a vice president of Canadian Imperial Bank of Commerce (Canada) from July 1984 to August 1997. Mr. Worth is a director of Sentry Select Capital Corporation, Cornerstone Capital Resources, Inc., and Tiomin Resources Inc. He is also a trustee of Labrador Iron Ore Royalty Income Fund, and is involved with several professional associations both in Canada and the United States.	April 1999	III/2005

			Continuously	Class of
		Principal Occupation During Last	a Director	Director/
Name	Age	5 Years and Position with Company	Since	Term Expires

Donald J. Baker	56	Vice President Corporate Development of the Company since November 1998. From December 1996 until November 1998, Mr. Baker was Manager of Corporate Development. From 1994 until 1997, he was a consultant to the Company. Mr. Baker was previously employed by Climax Molybdenum Company and Homestake Mining Company.
Karen P. Gross	51	Vice President of the Company since June 1994 and Corporate Secretary since 1989. From 1987 until 1989, Ms. Gross was the Assistant Secretary to the Company. Ms. Gross is in charge of investor relations, public relations and ensuring the Company’s compliance with various corporate governance standards.
Randy Parcel	60	Vice President and General Counsel since June 2004. Served as the Managing Partner of the Denver office of Perkins Coie LLP from January 2001 until May 2004. Prior to forming his own law firm in 1978, which he managed from 1978 to 2001, Mr. Parcel was in-house counsel to the mining division of Johns-Manville Corporation and was a partner at the Denver law firm of Holland & Hart. He has over thirty years experience in mining and natural resources law.
Stefan Wenger	32	Treasurer and Chief Accounting Officer of the Company since April 2003. From June 2002 until March 2003, he was a manager with PricewaterhouseCoopers LLP. From September 2000 until June 2002, he was a manager with Arthur Andersen LLP. Mr. Wenger has over ten years of experience in the mining and natural resources industry working in various financial roles. Mr. Wenger is a certified public accountant.

MEETINGS AND COMMITTEES OF THE BOARD

             During the fiscal year ended June 30, 2005, the Board of Directors held eight regular meetings. Each director attended (in person or by telephone) at least 75% of the aggregate number of meetings of the Board and of the Committee(s) of the Board on which he served. It is the Company’s policy that each member of the Board of Directors is expected to attend each Annual Meeting of Stockholders. All directors, except for one, attended last year’s Annual Meeting of Stockholders.

Independence of Directors

             The independent members of the Board of Directors have determined that each of the directors, except for Messrs. Dempsey and Jensen, who are officers of the Company, is “independent” under Rule 4200(a)(15) of the NASD listing standards. The Board considers Mr. Peiker “independent” since he has not been involved with the day to day management of the Company since February 1992. He does not serve on any Committees of the Board. The Board of Directors has determined that the directors designated as “independent” have no relationship with the Company that would interfere with the exercise of their independent judgment.

Lead Director

             The Board of Directors has elected a lead, independent director who presides over executive sessions of the independent directors scheduled at each regular Board meeting. This lead director position is a rotating position on a yearly basis. The lead director serves as liaison between the Chairman and other independent directors. Mr. John W. Goth currently serves as lead director.

Audit Committee

             The Board of Directors has a standing Audit Committee. The Audit Committee consists of James W. Stuckert, John W. Goth, and Donald Worth. All members of the Audit Committee are independent under Rule 4200(a)(15) of the NASD listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. The Audit Committee held nine meetings during the fiscal year. The Board of Directors recently reviewed and amended the Charter for the Audit Committee, which is attached as Appendix A. The Charter is available through the Company’s web site at www.royalgold.com.

             The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial statements and compliance with legal and regulatory requirements and corporate policies and controls. The Audit Committee has the sole authority to retain and terminate the Company’s registered independent public accountants, approve all auditing services and related fees and the terms of any agreements, and to pre-approve any non-audit services to be rendered by the Company’s registered independent public accountants. The Audit Committee is responsible for confirming the independence and objectivity of the registered independent public accountants. The Audit Committee is also responsible for preparation of the annual report of the Audit Committee for public disclosure in the Company’s Proxy Statement. The Board of Directors has determined that James Stuckert is an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K. As an “audit committee financial expert,” Mr. Stuckert satisfies the NASDAQ financial literacy and sophistication requirements.

Compensation, Nominating and Corporate Governance Committee

             The Board of Directors has a standing Compensation, Nominating and Corporate Governance Committee. The Compensation, Nominating and Corporate Governance Committee consists of John W. Goth, James W. Stuckert and Edwin W. Peiker, Jr. Mr. Peiker was nominated by the Board of Directors to the Compensation, Nominating and Corporate Governance Committee to fill the position held by Mr. Pierre Gousseland, after his passing in December 2004. All members of the Compensation, Nominating and Corporate Governance Committee are considered independent directors under Rule 4200(a)(15) of the NASD listing standards. The Committee held seven meetings during the fiscal year. The Board has adopted a Charter for the Compensation, Nominating and Corporate Governance Committee, which was reviewed in August 2005. No amendments were made to the Charter. The Charter is available through the Company’s web site at www.royalgold.com. The Compensation, Nominating and Corporate Governance Committee assumes the role of implementing compensation plans for top executives, as well as directors. The Committee’s function is to review new or modified programs in the areas of executive salary, incentive compensation, and stock plans and review and make recommendations to the Company’s Board of Directors concerning the levels and forms of compensation paid to the officers and key employees of the Company. It also is responsible for preparation of the Annual Report on Executive Compensation for public disclosure in the Company’s Proxy Statement.

             The Compensation, Nominating and Corporate Governance Committee advises the Board of Directors on various corporate governance issues, in addition to compensation matters as discussed above. Additionally, it proposes to the Board of Directors slates of directors to be recommended for election at the Annual Meeting of Stockholders (and any directors to be elected by the Board of Directors to fill vacancies). In selecting director nominees, the Committee assesses the nominee’s independence, as well as considers his or her experience, areas of expertise, diversity, perspective, broad business judgment and leadership, all in the context of an assessment of the perceived needs of the Board at that time. Further, the Committee will consider director candidates recommended by Stockholders using the same criteria outlined above, provided such written recommendations are submitted to the Secretary of the Company in accordance with the advance notice and other provisions of the Company’s Bylaws.

Communication with Stockholders

             Any Stockholder who desires to contact the Company’s Board of Directors may do so by writing to the Vice President and Corporate Secretary, Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202. Any such communication should state the number of shares beneficially owned by the Stockholder making the communication. The Secretary will forward any such communication to the Chairman of the Compensation, Nominating and Corporate Governance Committee, and will forward such communication to other Board members, as appropriate, provided that such communication addresses a legitimate business issue. For any communication relating to accounting, auditing or fraud, such communication will be forwarded immediately to the Chairman of the Audit Committee.

Code of Business Ethics and Conduct

             The Company has adopted a Code of Business Ethics and Conduct applicable to all of its directors, officers and employees, including the Chief Executive Officer, the Chief Accounting Officer, and other persons performing financial reporting functions. The Code is reviewed on a yearly basis. The Code is available through the Company’s web site at www.royalgold.com. The Code is designed to deter wrongdoing and promote (a) honest and ethical conduct; (b) full, fair, accurate, timely and understandable disclosures; (c) compliance with laws, rules and regulations; (d) prompt internal reporting of Code violations; and (e) accountability for adherence to the Code. The Company will post on its web site any amendments to the Code.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

             Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership to the Securities and Exchange Commission. Officers, directors and greater than 10% Stockholders are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of copies of such reports received and written representations from certain persons that no other reports were required for those persons, the Company believes that all filing requirements applicable to its officers, directors and greater than 10% Stockholders were met for the fiscal year ended June 30, 2005, and all transactions are reflected in this Proxy Statement, except that there were two late form 4 filings reporting two transactions pursuant to a 10b5-1 trading plan of Mr. Peiker.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

             The following table reflects all compensation awarded or paid to or earned by the named executive officers of the Company, for the fiscal year ended June 30, 2005.

					Long-Term Compensation

					Awards		Payouts
				Other
Name and	Year	Annual Compensation		Annual	Restricted			All Other
Principal	Ended			Compen-	Stock		LTIP	Compen-
Position	June 30	Salary($)	Bonus($)	sation($)	Awards($)(3)	Options(#)	Payouts($)	sation($)

Stanley Dempsey	2005	275,000	150,000	–	260,700	35,000	–	26,742	(4)
Chairman and Chief	2004	275,500	150,000	–	–	2,500	–	31,362
Executive Officer	2003	262,500	175,000	–	–	50,000	–	31,418

Tony Jensen(1)	2005	225,000	125,000	–	434,500	25,000	–	24,581	(5)
President and Chief	2004	192,250	135,000	–	–	60,000	–	16,933
Operating Officer	2003	–	–	–	–	–	–	–

Karen P. Gross	2005	133,500	70,000	–	173,800	15,000	–	22,411	(6)
Vice President and	2004	133,500	60,000	–	–	2,500	–	16,527
Corporate Secretary	2003	113,500	60,000	–	–	25,000	–	16,437

Donald Baker	2005	125,000	60,000	–	217,250	12,500	–	18,553	(7)
Vice President of	2004	125,000	50,000	–	–	1,500	–	16,304
Corporate Development	2003	105,000	50,000	–	–	25,000	–	16,268

Stefan Wenger	2005	115,000	60,000	–	217,250	12,500	–	13,455	(8)
Treasurer and Chief	2004	95,000	30,000	–	–	2,500	–	9,524
Accounting Officer	2003	21,500	5,000	–	–	4,980	–	2,865

Randy Parcel(2)	2005	175,000	35,000	–	217,250	22,500	–	14,499	(9)
Vice President and	2004	14,583	25,000	–	–	–	–	–
General Counsel	2003	–	–	–	–	–	–	–

(1)	Mr. Jensen joined the Company as President and Chief Operating Officer as of August 11, 2003.

(2)	Mr. Parcel joined the Company as Vice President and General Counsel as of June 1, 2004.

(3)	The values of the restricted stock are based on the closing sale price of the Company’s Common Stock on the date of grant, as reported on the NASDAQ Stock Market (“NASDAQ”), which was $17.38. The restricted stock was granted in November 2004 and vests subject to continued service and performance conditions. Sixty-four percent of the restricted stock vests in three equal installments on November 10, 2008, November 10, 2009, and November 10, 2010, and the other 36% vests based on performance criteria. The restricted stock receives dividends at the same rate as is paid on all shares of our Common Stock.

(4)	The Company’s payments under the Salary Reduction/ Simplified Employee Pension Plan, or “SARSEP,” made to Mr. Dempsey in fiscal 2005, 2004, and 2003 were $24,210, $25,500, and $25,500, respectively, and the Company’s payment of group term life insurance and long-term disability insurance premiums paid in fiscal 2005, 2004, and 2003 were $2,532, $5,862, and $5,918.

(5)	The Company’s SARSEP payments made to Mr. Jensen in fiscal 2005, 2004, and 2003, were $23,108, $15,558, and $0, respectively, and the Company’s payment of group term life insurance and long-term disability insurance premiums paid in fiscal 2005, 2004, and 2003 were $1,473, $1,375, and $0, respectively.

(6)	The Company’s SARSEP payments made to Ms. Gross in fiscal 2005, 2004, and 2003, were $19,245, $13,545, and $13,545, respectively, and the Company’s payment of group term life insurance and long-term disability insurance premiums paid in fiscal 2005, 2004, and 2003 were $3,166, $2,982, and $2,892, respectively.

(7)	The Company’s SARSEP payments made to Mr. Baker in fiscal 2005, 2004, and 2003 were $14,452, $12,250, and $12,250, respectively, and the Company’s payment of group term life insurance premiums paid in fiscal 2005, 2004, and 2003 were $4,101, $4,054, and $4,018, respectively.

(8)	The Company’s SARSEP payments made to Mr. Wenger in fiscal 2005, 2004 and 2003 were $12,250, $8,750, and $1,860, respectively, and the Company’s payment of group term life insurance and long-term disability insurance premiums paid in fiscal 2005, 2004 and 2003 were $1,205, $774, and $1,005, respectively. Mr. Wenger joined the Company as of March 31, 2003.

(9)	The Company’s SARSEP payments made to Mr. Parcel in fiscal 2005 was $12,950, and the Company’s payment of group term life insurance and long-term disability insurance premiums paid in fiscal 2005, was $1,549. Mr. Parcel joined the Company as of June 1, 2004.

Option Grants in Last Fiscal Year

             During the fiscal year ended June 30, 2005, the named executive officers of the Company were awarded a total of 128,500 stock options. No stock appreciation rights were awarded to any of the officers of the Company, and no existing options held by any of the officers of the Company were repriced.

             The following table sets forth certain information on option grants in fiscal 2005 to the named executive officers.

	Individual Grants				Potential Realizable Value
					at Assumed Annual Rates
	Number of	% of Total			of Stock Price
	Securities	Options			Appreciation for Option
	Underlying	Granted to	Exercise		Term($)(3)
	Options	Employees in	Price
Name	Granted(#)(1)	Fiscal Year	($/share)(2)	Expiration Date	5%	10%

Stanley Dempsey	35,000	27%	17.38	11/10/2014	382,557	969,474
Tony Jensen	25,000	20%	17.38	11/10/2014	273,255	692,481
Karen Gross	15,000	12%	17.38	11/10/2014	163,953	415,489
Donald Baker	12,500	10%	17.38	11/10/2014	136,627	346,241
Stefan Wenger	12,500	10%	17.38	11/10/2014	136,627	346,241
Randy Parcel	10,000	8%	14.97	08/25/2014	94,146	238,583
	12,500	10%	17.38	11/10/2014	136,627	346,241

(1)	Incentive and non-statutory stock options granted under the Company’s Omnibus Long-Term Incentive Plan to Messrs. Jensen, Baker, Wenger and Parcel vest as to one-third on the anniversary of the grant date for years one, two and three, and the options granted to Mr. Dempsey and Ms. Gross vest on the anniversary of the grant date. Incentive Stock Options granted under the Company’s Equity Incentive Plan to Mr. Parcel in the amount of 10,000 stock options vest on the anniversary of the grant date.

(2)	The exercise price for all options listed was the fair market value of the Company’s Common Stock on the date of grant and may be paid with cash, shares owned at least six months by the optionee valued at fair market value on the date of exercise, or any other legal consideration that the Board of Directors may deem appropriate.

(3)	The potential realizable values are stated for the entire number of options granted to each employee. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock (as well as the option holder’s continued employment through the vesting period). The amounts reflected in this table may not necessarily be achieved.

Aggregated Option Exercises and Fiscal Year-End Option Values

             The table below sets forth information regarding the actual value of options exercised by the named executive officers during the fiscal year ended June 30, 2005, and the deemed value of options held by such persons at June 30, 2005.

			Number of		Value of
			Securities		Unexercised
			Underlying		In-the-Money
			Unexercised Options		Options at
			at FY-End(#)		FY-End($)(1)
	Shares
	Acquired on	Value	Exercisable/		Exercisable/
Name	Exercise(#)	Realized($)(2)	Unexercisable		Unexercisable

Stanley Dempsey	141,257	2,015,779	77,500/	35,000	269,675/	95,900
Tony Jensen	–	–	60,000/	25,000	75,700/	68,500
Karen Gross	27,946	346,305	138,744/	15,000	1,595,968/	41,100
Donald Baker	–	–	36,300/	12,500	109,865/	34,250
Stefan Wenger	–	–	7,480/	12,500	19,124/	34,250
Randy Parcel	–	–	3,400/	19,100	17,510/	68,240

(1)	Value calculated based on the difference between the option price and the closing sale price as reported on NASDAQ, on the last day of the fiscal year ended June 30, 2005, of $20.12 per share.

(2)	Based on the difference between exercise price and closing sale price as reported on NASDAQ, on the dates of exercise.

Equity Compensation Plan Information

             The following table sets forth information concerning shares of Common Stock that are authorized and available for issuance under the Company’s equity compensation plans as of June 30, 2005

Number of Securities
Remaining Available
for Future Issuance
	Number of Securities	Weighted-Average	Under Equity
	to be Issued Upon	Exercise Price of	Compensation Plans
	Exercise of	Outstanding	(Excluding
	Outstanding Options,	Options, Warrants	Securities Reflected
Plan Category	Warrants and Rights	and Rights	in Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by Stockholders(1)	711,024	$13.53	676,447
Equity compensation plans not approved by Stockholders(2)	–	–	–

Total	711,024	$13.53	676,447

(1)	Includes shares available for future issuance under the Company’s Omnibus Long-Term Incentive Plan.

(2)	The Company does not maintain equity compensation plans that have not been approved by its Stockholders.

Employment Contracts

             Five of the six officers of the Company are employed pursuant to an employment contract providing for salary at current salary levels. Each of the employment contracts is renewable, for a term of 12 months, every February. Pursuant to each of the employment contracts, salary and benefits are to be continued for 12 months following the employee’s involuntary termination, or following the employee’s voluntary termination for “good reason” after a “change in control” event. A change in control event, as defined in the employment contracts, will occur upon: (1) the acquisition, directly or indirectly, by any person or related group of persons, of beneficial ownership of securities possessing more than 30% of the total combined voting power of the Company’s outstanding securities; (2) a change in the composition of the Board over a period of 18 consecutive months or less such that 50% or more of the Board members cease to be directors who either (A) have been directors continuously since the beginning of such period, or (B) have been unanimously elected or nominated by the Board for election as directors during such period; (3) a stockholder-approved merger or consolidation to which the Company is a party and, in which, (A) the Company is not the surviving entity, or (B) securities possessing more than 30% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or (4) the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company.

Pension Plans

             In fiscal 1994, the Company established a variation of a Simplified Employee Pension Plan, known as a Salary Reduction/ Simplified Employee Pension Plan (“SARSEP Plan”). Management chose this SARSEP Plan because of regulatory compliance simplicity, avoidance of significant administrative expense, availability of substantial tax-advantaged investment opportunities, and relative freedom from significant vesting or other limitations. Under this SARSEP Plan, the Company may contribute to a designated IRA account, on an annual basis, up to 15% of each employee-participant’s base compensation. Each such contribution would, within limits, be a deductible expense to the Company; would be free of federal income taxation as to the employee; and would be subject to continuing investment, on a tax-deferred basis, until assets are actually distributed to the employee. All Company employees are eligible to participate in the SARSEP Plan.

Compensation Committee Interlocks and Insider Participation

             The Company’s Compensation, Nominating and Corporate Governance Committee during the 2005 fiscal year consisted of Mr. Goth, who served as Chairman, Mr. Stuckert and Mr. Peiker. No member of the Committee was, at any time during the 2005 fiscal year or at any other time, an officer or employee of the Company. No executive officer of the Company served on the compensation committee of another entity, or any other committee of the Board of Directors of another entity performing similar functions during the Company’s past fiscal year.

Report of the Compensation, Nominating and Corporate Governance Committee on Executive Compensation

             The information contained in the following Report on Executive Compensation shall not be deemed “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933 and the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

             The Compensation, Nominating and Corporate Governance Committee of the Board of Directors is composed entirely of directors who are not officers or employees of the Company. The Committee is responsible for, among other things, setting and administering the policies that govern the compensation for the executive officers of the Company. The Committee evaluates the performance of management and recommends to the full Board of Directors the compensation level for all officers and key employees. The Committee also administers the Company’s Omnibus Long-Term Incentive Plan and determines the amount of stock options and restricted stock granted to officers and key employees.

             The primary objectives of the Company’s executive compensation program are: to attract and retain key executives who are critical to the long-term success of the Company by offering compensation packages believed to be appropriate in light of compensation in the industry; to evaluate executive performance in light of the Company’s performance; to provide an economic framework that will motivate executives to achieve goals consistent with the Company’s business strategy; to reward performance that benefits all Stockholders; and to provide a compensation package that recognizes individual results and contributions to the overall success of the Company.

             The Compensation, Nominating and Corporate Governance Committee’s policy objectives are to pay base salaries that are comparable with those paid by the mining industry. Due to the Company’s small staff, compensation practices are flexible and entrepreneurial, with compensation geared to meeting the requirements of the Company and the individual. Bonus payments are paid when individual performance and significant achievements for the Company’s future revenue growth or other circumstances warrant special recognition. Bonuses are based upon the contribution of each individual and are usually paid on an annual basis. Long-term incentives, in the form of stock options and restricted stock, are another component of executive compensation and are granted to ensure an incentive exists to maximize shareholder wealth by tying executive compensation to share price performance, and to reward those executives making a long-term commitment to the Company.

             The Committee evaluates a variety of information when reviewing salary levels and when making recommendations to the full Board. When reviewing individual performance of officers of the Company, the Committee also takes into account the views of the Company’s Chairman and Chief Executive Officer. Before or at the end of each year, the Committee evaluates each individual officer’s performance in order to determine whether to recommend the payment of bonuses and/or options or restricted stock and, if so, the amount of each such bonus and/or options, or restricted stock.

             In making recommendations concerning executive compensation, the Committee reviews individual executive compensation, individual performance, corporate performance, stock price appreciation, and total return to Stockholders of the Company. The Board of Directors usually establishes the salary levels of the Company’s executives and officers at its May meeting.

             The Committee also reviews and approves stock option and restricted stock awards, under the Company’s Omnibus Long-Term Incentive Plan. The purpose of stock option and restricted stock awards is to provide key employees with an incentive to continue as employees of the Company over the long-term and to align such employees’ long-range interests with those of the Stockholders by providing the opportunity of having an equity interest in the Company. The Committee grants stock option and restricted stock awards based on salary, level of responsibility, and performance. The Company retained Frederic W. Cook & Co., an independent compensation consulting firm, to advise the Committee with respect to the equity awards that were made in fiscal 2005.

             All stock options are granted with an exercise price equal to the market price of the Common Stock on the date of grant. Under the Company’s Omnibus Long-Term Incentive Plan, incentive stock options and non-statutory stock options typically vest as to one-third in years one, two and three and have a 10-year term. Restricted stock granted under the Plan vest subject to continued service and performance conditions. Those shares issued subject to continued service vest as to one-third in years four, five and six.

             During the fiscal year ended June 30, 2005, there were 122,500 options and 91,500 restricted shares awarded to officers of the Company.

             Chief Executive Officer. In evaluating the performance and setting the compensation of the Chairman and Chief Executive Officer (“CEO”), the Committee took into account the base salaries of chief executive officers of other mining companies, including some of the companies that are referenced in the XAU Gold Index which are listed in the Cumulative Total Shareholder Return Chart. The Committee also assessed Mr. Dempsey’s individual performance, including his leadership with respect to the development of long-term business strategies for the Company to improve its economic value. The Committee also evaluates the performance of the Company when making compensation decisions regarding the CEO. The Committee took into account the longevity of Mr. Dempsey’s service to the Company and its belief that Mr. Dempsey is an excellent representative of the Company to the public by virtue of his stature in the community and the industry in which the Company operates.

             The Committee believes that the Chairman and CEO, as well as the other officers of the Company, are strongly motivated and are dedicated to the growth of the Company and to increasing Stockholder value. Because of the leadership provided by the Chairman and CEO and other officers of the Company, the Committee felt that bonuses should be awarded for the Chairman and CEO as well as the other officers of the Company. Therefore, in fiscal 2005, a bonus of $150,000 was awarded to the Chairman and CEO, and bonuses totaling $350,000 were awarded to the other officers. No salary increase was given to the Chairman; salaries of selected officers were increased.

             This Report has been submitted by the following members of the Compensation, Nominating and Corporate Governance Committee of the Board of Directors:

John W. Goth, Chairman
James W. Stuckert
Edwin W. Peiker, Jr.

Directors’ Compensation

             During fiscal 2005, each non-employee director of the Company received an annual fee of $15,000 for service as a director. The outside directors’ fee had remained fixed at $12,000 per year since 1997. Since November 2001, non-employee directors had also received a fee in the amount of $500 for each scheduled Board meeting. In May 2003, the Board of Directors approved the Chairman of the Audit Committee to receive a yearly fee of $1,000 and for all Audit Committee members to receive a fee of $500 per meeting.

             At a meeting of the Board of Directors in August 2004, it was recommended and approved that (1) each non-employee director of the Company receive an annual fee of $15,000, (2) the fee for each scheduled Board meeting be increased to $700; (3) the yearly fee for the Chairman of the Audit Committee be increased to $2,000; (4) the Chairman of the Compensation, Nominating and Corporate Governance Committee receive a yearly fee of $2,000; and (5) the members of the Audit Committee and the Compensation, Nominating and Corporate Governance Committee receive a fee of $500 per meeting.

             Pursuant to the Company’s Omnibus Long-Term Incentive Plan, each non-employee director also is granted annually a Non-Statutory Option (“NSO”) to purchase 2,500 shares of Common Stock, at an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. Accordingly, on November 10, 2004, each non-employee director of the Company was granted 2,500 NSOs, at an exercise price of $17.38 per share. These options have a ten-year term and are exercisable immediately with respect to 1,250 shares and after 12 months with respect to the other 1,250 shares. The Omnibus Long-Term Incentive Plan also allows each non-employee director to be granted restricted stock annually. Accordingly, on November 10, 2004, each non-employee director of the Company was granted 1,250 restricted shares. Half of these restricted shares vested immediately and the other half vest after 12 months.

Stock Price Performance Graph

             The following graph compares the cumulative total return on the Company’s Common Stock with the cumulative total return of two other stock market indices: Standard and Poor’s 500 Index and the Philadelphia Stock Exchange’s XAU Gold Index as of June 30, 2005. The Company believes that the XAU Gold Index is more representative of the gold mining industry whereas the Standard and Poor’s Gold Index reflects only one gold mining company.

COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN

(1)	S&P 500 Index. Represents the return an investor would have secured (assuming reinvestment of all dividends) on the basis of an investment of $100 in the 500 equity issues that make up the Standard and Poor’s 500 Index.

(2)	XAU Gold Index. Represents the return an investor would have secured (assuming reinvestment of all dividends) on the basis of an investment of $100 in the 12 equity issues that made up the XAU Gold Index as of June 30, 2005 (Agnico Eagle Mines Ltd., AngloGold Ashanti Ltd., Barrick Gold Corporation, Freeport McMoran Copper & Gold, Glamis Gold Ltd., Gold Fields Ltd., Goldcorp Inc., Harmony Gold Mining Ltd., Kinross Gold Corporation, Meridian Gold Inc., Newmont Mining Corporation, Pan American Silver Corporation, and Placer Dome Inc.).

             The material under the heading “Stock Price Performance Graph” is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

AUDIT COMMITTEE AND RELATED MATTERS

             The information contained in the following Audit Committee Report shall not be deemed “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933 and the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Audit Committee Report

             The Company’s Audit Committee is comprised of three members who are “independent” within the meaning of such term under Rule 4200(a)(15) of the NASD listing standards and the meaning of such term under the Sarbanes-Oxley Act of 2002 and regulations promulgated under the Act. Each member of the Audit Committee is able to read and understand fundamental financial statements and at least one member has past employment experience in finance or accounting or other comparable experience. The Committee actively oversees the Company’s financial condition and results of operations. The main function of the Audit Committee is to ensure that effective accounting policies are implemented and that internal controls are put in place in order to deter fraud, anticipate financial risks and promote accurate, high quality and timely disclosure of financial and other material information to the public markets, the Board of Directors and the Stockholders. The Audit Committee also reviews and recommends to the Board of Directors the approval of the annual financial statements and provides a forum, independent of management, where the Company’s auditors can communicate any issues of concern.

             The independent members of the Audit Committee believe that the present composition of the Committee accomplishes all of the necessary goals and functions of an audit committee as recommended by the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees and adopted by the U.S. stock exchanges and the Securities and Exchange Commission. The Board of Directors has adopted an amended and restated Charter for the Audit Committee. The Audit Committee Charter, as amended, is attached as Appendix A. The amended Charter specifies the scope of the Audit Committee’s responsibilities and how it should carry out those responsibilities.

             The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2005, with the Company’s management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s registered independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm.

             Based on the review and discussions with the Company’s auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, for filing with the U.S. Securities and Exchange Commission.

             This Report has been submitted by the following members of the Audit Committee of the Board of Directors:

James W. Stuckert, Chairman
John W. Goth
Donald Worth

Registered Independent Public Accountants

             The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) to continue as the Company’s registered independent public accountants to audit financial statements of the Company for the fiscal year ending June 30, 2006. Fees for services rendered by PwC for the fiscal years ended June 30, 2005 and June 30, 2004 are as follows:

             Audit Fees. Fees were $329,564 and $152,609 for the years ended June 30, 2005 and 2004, respectively. Included in this category are fees associated with the audit of the Company’s annual financial statements and review of quarterly financial statements. Audit fees also include fees associated with the audit of management’s assessment and operating effectiveness of the Sarbanes Oxley Act, Section 404, internal control reporting requirements.

             Audit-Related Fees. Fees were $12,500 and $14,921 for the years ended June 30, 2005 and 2004, respectively. Audit-related services include accounting consultations, which were related to the performance of the audit or review of the Company’s financial statements.

             Tax Fees. Fees were $0 and $12,065 for the years ended June 30, 2005 and 2004, respectively. Fees for tax services include tax compliance, tax advice and tax planning.

             All Other Fees. Fees were $0 and $0 for the years ended June 30, 2005 and 2004, respectively.

Pre-Approval Policies and Procedures

             The Audit Committee has adopted a policy that requires advance approval for all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve certain permitted services, provided that the Chairman reports any such decisions to the Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all of the services described above for the Company’s 2005 fiscal year.

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF

REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS

             The Audit Committee and the Board of Directors is seeking Stockholder ratification of its appointment of PwC, independent registered public accounting firm, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2006.

             The ratification of the appointment of PwC is being submitted to the Stockholders because the Audit Committee and the Board of Directors believes this to be good corporate practice. Should the Stockholders fail to ratify this appointment, the Audit Committee will review the matter.

             Representatives of PwC are expected to attend the Annual Meeting. They will have an opportunity to make a statement, if they so desire, and will have an opportunity to respond to appropriate questions from the Stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

OTHER MATTERS

             The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with their own judgment on such matters.

Stockholder Proposals

             Stockholder proposals intended to be presented at the 2006 Annual Meeting of Stockholders must be received by the Company at its principal executive office in Denver, Colorado, by June 16, 2006, if such proposals are to be considered timely and included in the proxy materials for the 2006 Annual Meeting of Stockholders. The inclusion of any Stockholder proposal in the proxy materials for the 2006 Annual Meeting of Stockholders will be subject to applicable rules of the Securities and Exchange Commission.

             Proxies for the 2006 Annual Meeting of Stockholders will confer discretionary authority to vote with respect to all matters of which the Company does not receive notice by August 30, 2006.

BY ORDER OF THE BOARD OF DIRECTORS

Karen P. Gross
Vice President & Corporate Secretary

Denver, Colorado

October 14, 2005

             Upon the written request of any record holder or beneficial owner of Common Stock entitled to vote at the Annual Meeting, the Company will provide, without charge, a copy of its Annual Report on Form 10-K including financial statements and any required financial statement schedules, as filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2005. Requests for a copy of the Annual Report should be mailed, faxed, or sent via e-mail to Karen P. Gross, Vice President & Corporate Secretary, Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202-1132, 303-595-9385 (fax), or kgross@royalgold.com.

APPENDIX A

ROYAL GOLD, INC.

AUDIT COMMITTEE CHARTER

Revised August 24, 2005

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of at least three (3) directors, each of whom is independent of the management of the corporation and is free of any relationship that, in the opinion of the board of directors (which shall be guided by any applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements of NASDAQ Stock Market, Inc. (“NASDAQ”), the Toronto Stock Exchange (“TSX”) and any other applicable securities market), would interfere with his or her exercise of independent judgment as a committee member. All members of the audit committee shall meet the financial literacy requirements of the rules and regulations of the SEC and the listing requirements of NASDAQ and any other applicable securities market, as such qualification is interpreted by the board of directors in its business judgment, or must become financially literate as so interpreted within a reasonable period of time after his or her appointment to the audit committee. No member of the audit committee shall have participated in the preparation of the financial statements of the corporation or any current subsidiary of the corporation at any time during the past three (3) years. In addition, at least one member of the audit committee, as determined by the board of directors in its business judgment, shall have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Compensation of Members

Compensation for service on the audit committee shall be limited to fees and compensation permitted under the rules and regulations of the SEC,NASDAQ and any other applicable securities market.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities to the shareholders relating to the accounting, audit and reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the board of directors, the registered independent public accountants, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting, audit and reporting practices of the corporation are in accordance with all requirements and are of the highest quality. While the audit committee has the responsibilities and duties set forth in this Charter, it is not the responsibility of the committee to plan and conduct the audits itself or to determine that the corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The audit committee’s responsibility in this regard is one of oversight and review.

The audit committee shall:

1.	Hold regular meetings at least quarterly and such special meetings as may be called by the Chairman of the audit committee, or senior management, or at the request of the registered independent public accountants of the corporation.

2.	Be directly responsible for the appointment, determination of compensation, oversight (including the resolution of disagreements between management and the registered independent public accountants regarding financial reporting), and, where appropriate, replacement of the registered independent public accountants engaged to audit the financial statements of the corporation and its divisions and subsidiaries or to perform other audit, review or attest services to the corporation. The registered independent public accountants shall report directly to the audit committee.

3.	In connection with the appointment, determination of compensation, retention and oversight of the registered independent public accountants, meet with members of senior management and the financial management of the corporation who work with the registered independent public accountants to review the scope of the proposed audit for the current year and the adequacy of the audit procedures to be utilized, and the appropriateness of the fees proposed to be charged for such services. The audit committee shall also solicit on a regular basis the views of management concerning the quality and timeliness of the registered independent public accountants services.

4.	Meet with the registered independent public accountants, senior management and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and to review and approve in advance all audit and non-audit related services to be performed by the registered independent public accountants. The audit committee may delegate its authority to pre-approve non-audit services to one or more members of the committee to the extent permitted by applicable rules and regulations of the SEC and the listing requirement of NASDAQ and any other applicable securities market.

5.	Upon conclusion of the annual audit, review and discuss with the registered independent public accountants, senior management and financial management of the corporation:

a.	The corporation’s financial statements and related notes;

b.	The registered independent public accountants’ report on the financial statements;

c.	The management letter issued by the registered independent public accountants, and any other material written communications between the registered independent public accountants and management;

d.	Any disagreements that occurred during the audit between the registered independent public accountants and management of the corporation;

e.	Whether the registered independent public accountants are satisfied with the quality of disclosure and content of the financial statements to be presented to the shareholders;

f.	The conclusions of the registered independent public accountants of the quality and acceptability of the corporation’s critical accounting principles and judgments used in preparing the financial statements, including the consistent application of such accounting principles, alternative accounting principles that have been discussed with management and the registered independent public accountants’ preferred treatment;

g.	Any other matters required to be communicated to the registered independent public accountants under Statements on Auditing Standards Nos. 61 and 90 (Communications with Audit Committees); and

h.	Based upon its reviews and discussions, determine whether to recommend to the board of directors that the audited financial statements be included in the corporation’s annual report on Form 10-K.

6.	Review the interim financial statements and the quarterly report on Form 10-Q with senior management and the financial management of the corporation and the registered independent public accountants prior to filing the report with the SEC to determine that the registered independent public accountants are satisfied with the disclosure and content of the financial statements and other information contained in the report.

7.	Provide for inclusion in the corporation’s proxy statement a report to shareholders as required by the rules and regulations of the SEC and the listing requirements of NASDAQ and any other applicable securities market.

8.	Review with the registered independent public accountants and the corporation’s senior management and its financial and accounting personnel:

a.	The process and schedule for evaluating the corporation’s accounting and financial controls;

b.	Management’s evaluation of the adequacy and effectiveness of the accounting and financial controls of the corporation, including any material changes to such controls, and the registered independent public accountants’ report on management’s evaluation of the internal controls;

c.	Any actions being taken to correct any material weaknesses in such controls;

d.	The process to maintain and update internal control documentation and to address weaknesses in controls as they may occur.

9.	Elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

10.	Ensure the receipt from the registered independent public accountants of a formal written statement delineating all relationships between the auditor and the corporation, consistent with Independence Standards Board Standard 1; actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and take appropriate action to ensure the independence of the independent auditor.

11.	Review the internal financial function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the registered independent public accountants.

12.	Provide sufficient opportunity for the registered independent public accountants to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the registered independent public accountants’ evaluation of the corporation’s financial, accounting, and auditing personnel, and the cooperation that the registered independent public accountants received during the course of the audit.

13.	Review accounting and financial planning within the corporation, and set hiring policies for employees or former employees of the registered independent public accountants.

14.	Review and approve any related-party business transactions, preferably in advance, in which the corporation’s officers or directors have an interest and that would be required to be reported by the corporation in its periodic reports pursuant to the rules and regulations of the SEC.

15.	Establish procedures for the receipt, retention and treatment of whistleblower or other complaints regarding accounting matters, internal accounting controls or audit practices of the corporation. Such procedures shall allow for the confidential, anonymous submission of complaints from employees of the corporation regarding any questionable accounting or auditing matters.

16.	Review the adequacy of the charter of the audit committee annually or more often if needed and submit any recommended changes to the board of directors for approval.

17.	Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

18.	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel, accountants, experts and other advisors for this purpose if, in its judgment, that is appropriate.

Funding

The corporation shall provide appropriate funding, as determined by the audit committee, for the payment of:

1.	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the corporation.

2.	Compensation to any advisers, including outside counsel, retained by the audit committee.

3.	Ordinary administrative expenses of the audit committee that are necessary or appropriate for the carrying out of the audit committee’s duties.

PROXY	PROXY
ROYAL GOLD, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Stanley Dempsey and James W. Stuckert, or either of them, as attorneys, agents and proxies each with full power of substitution to vote, as designated below, all the shares of Common Stock of Royal Gold, Inc. held of record by the undersigned on September 16, 2005, at the Annual Meeting of Stockholders of Royal Gold, Inc. (the “Meeting”) which will be held on November 9, 2005, at the Oxford Hotel, Sage Room, 1600 Seventeenth Street, Denver, Colorado, at 9:30 A.M., Mountain Standard Time, or at any postponement or adjournment thereof.
The Board of Directors recommends a vote IN FAVOR OF proposals 1 and 2.
1.	PROPOSAL to elect as Class III Directors for a term of three years (term to expire in 2008) or until each such Director’s successor is elected and qualified, each of the following nominees:
     FOR ALL NOMINEES LISTED (except as marked to the contrary)
     WITHHOLD AUTHORITY to vote for all nominees listed

S. Oden Howell, Jr.	Edwin W. Peiker, Jr.	Donald Worth
INSTRUCTION: To withhold authority to vote for any single nominee, draw a line through the nominee’s name above.
2.	PROPOSAL to ratify the appointment of PricewaterhouseCoopers LLP as registered independent public accountants of the Company for the fiscal year ending June 30, 2006.

FOR ___	AGAINST ___	ABSTAIN ___
In their discretion, the Proxies are also authorized to vote all of the shares of the undersigned upon such other business as may properly come before the Meeting. Management and Directors are not currently aware of any other matters to be presented at the Meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
The undersigned acknowledges receipt of this Proxy and a copy of the Notice of Annual Meeting and Proxy Statement dated October 14, 2005.

Dated

(Signature)

(Signature if Held Jointly)
Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Please sign, date and return this Proxy promptly.